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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 4, 2001


                            Specialty Catalog Corp.
                            -----------------------
             (Exact name of registrant as specified in its charter)

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

        Delaware                     0-21499                              04-3253301
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(State or other jurisdiction      (Commission File Number)    (IRS Employer Identification No.)
         of incorporation)

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21 Bristol Drive, South Easton, Massachusetts                           02375
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code     (508) 238-0199
                                                   -----------------------------


         (Former name or former address, if changed since last report.)


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Item 5. Other Events

     On May 4, 2001, Specialty Catalog Corp. (the "Company") issued a press release stating that it has entered into a definitive merger agreement to take the Company private. Attached as an exhibit hereto is a copy of the press release.

Item 7. Financial Statements and Exhibits

     (c) Exhibits. The following Exhibits are filed herewith as part of this report:

     Exhibit           Description
     -------           -----------
     99.1              Press Release of the Company, dated May 4, 2001








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPECIALTY CATALOG CORP.


                                        By: /s/ Thomas K. McCain
                                            --------------------------------
Dated: May 7, 2001                          Name:    Thomas K. McCain
                                            Title:   Senior Vice President


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